MAINSTAY VP FUNDS TRUST

MainStay VP International Equity Portfolio

Supplement dated July 2, 2012 (“Supplement”)

to the Prospectus dated May 1, 2012

This Supplement updates certain information contained in the Prospectus for MainStay VP International Equity Portfolio (the “Portfolio”), a series of MainStay VP Funds Trust. You may obtain copies of the Portfolio’s Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010. Please review this important information carefully.

The fourth paragraph under the section entitled “Principal Investment Strategies” is hereby deleted and replaced in its entirety with the following:

Generally, the Portfolio seeks to limit its investments in securities of: (i) any one company; (ii) companies in the same industry; (iii) companies located in any one country; and (iv) countries located in emerging markets (currently limited to 15% of the Portfolio’s assets measured at the time of purchase).

Additionally, the Portfolio has selected the MSCI ACWI® (All Country World Index) Ex. U.S. as its secondary benchmark. The MSCI ACWI® Ex. U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

The Average Annual Total Returns table is amended as follows to include information pertaining to the MSCI ACWI® Ex. U.S.

	1 Year	5 Years	10 Years
MSCI ACWI® Ex. U.S. (reflects no deductions for fees, expenses, or taxes)	-13.71%	-2.92%	6.31%

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.